UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 27, 2020
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 27, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of salesforce.com, inc. (the “Company”) approved cash bonuses to Mr. Marc Benioff, our principal executive officer, Mr. Mark Hawkins, our principal financial officer, and Messrs. Parker Harris, Srinivas Tallapragada and Bret Taylor, each a named executive officer (collectively, the “Named Executive Officers”) in the Company's 2019 Proxy Statement. The cash bonuses related to fiscal year 2020 performance pursuant to the Company’s Gratitude Bonus Plan. The bonus amounts were based primarily on the achievement of specific corporate performance goals as well as individual performance during the Company’s fiscal year 2020, from February 1, 2019 to January 31, 2020, net of mid-year bonus payouts made on September 30, 2019.

The following table sets forth the bonus amounts to be paid on or about April 15, 2020 to the Company’s Named Executive Officers as approved by the Committee:

Name	Position	Base Amount
Marc Benioff (1)	Chair of the Board and Chief Executive Officer	$2,325,000
Mark Hawkins (2)	President and Chief Financial Officer	$750,000
Parker Harris (3)	Co-Founder and Chief Technology Officer	$750,000
Srinivas Tallapragada (4)	President and Chief Engineering Officer	$675,000
Bret Taylor (5)	President and Chief Operating Officer	$675,000

(1)	Mr. Benioff’s mid-year bonus payout on September 30, 2019 was $775,000.
(2)	Mr. Hawkins’s mid-year bonus payout on September 30, 2019 was $250,000.
(3)	Mr. Harris’s mid-year bonus payout on September 30, 2019 was $250,000.
(4)	Mr. Tallapragada’s mid-year bonus payout on September 30, 2019 was $225,000.
(5)	Mr. Taylor’s mid-year bonus payout on September 30, 2019 was $225,000.

The Committee also approved compensation arrangements of our Named Executive Officers for fiscal year 2021 in the below amounts. The table below sets forth the annual base salary and annual target bonus for the Named Executive Officers that will be effective as of February 1, 2020. The bonus amounts will be determined based upon achievement of a mix of Company and individual performance objectives pursuant to the Company’s Gratitude Bonus Plan.

Name	Annual Base Salary for Fiscal Year 2021	Annual Target Bonus for Fiscal Year 2021
Marc Benioff	$1,550,000	200%
Mark Hawkins	$1,000,000	100%
Parker Harris	$1,000,000	100%
Srinivas Tallapragada	$950,000	100%
Bret Taylor	$1,000,000	100%

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 30, 2020	salesforce.com, inc.

/s/ Amy Weaver
Amy Weaver President and Chief Legal Officer